UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2008

KINDER MORGAN ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11234 (Commission File Number)	76-0380342 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Kinder Morgan Energy Partners, L.P. (NYSE: KMP) has priced a public offering of 3.9 million common units. KMP has granted to the underwriters an option to purchase up to 585,000 additional common units to cover over-allotments, if any. The offering is being underwritten by UBS Securities LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Wachovia Capital Markets, LLC.

When available, copies of the prospectus supplement and accompanying base prospectus related to this offering may be obtained from the following addresses:

UBS Securities LLC
Attn: Prospectus Dept.
299 Park Ave
New York, NY 10171
888-827-7275

Citigroup Global Markets Inc.
Brooklyn Army Terminal
140 58th Street, 8th Floor
Brooklyn, New York 11220

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, NY 10080
Attn: Prospectus Department

Morgan Stanley & Co. Incorporated
Attn:  Prospectus Dept.
180 Varick Street
2nd Floor
New York, New York 10014
email: prospectus@morganstanley.com
866-718-1649

Wachovia Capital Markets, LLC
375 Park Avenue
New York, NY 10152
Attn: Equity Syndicate Department
email: equity.syndicate@wachovia.com
800-326-5897

This communication shall not constitute an offer to sell or the solicitation of an offer to buy common units nor shall there be any sale of these securities in any State or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State or jurisdiction. The offering may be made only by means of a prospectus supplement and accompanying base prospectus.

This news release includes forward-looking statements. Although Kinder Morgan believes that its expectations are based on reasonable assumptions, it can give no assurance that such assumptions will materialize. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein are enumerated in the periodic reports of Kinder Morgan Energy Partners, L.P. as filed with the Securities and Exchange Commission.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN ENERGY PARTNERS, L.P.

By:	KINDER MORGAN G.P., INC.,
its general partner

By:	KINDER MORGAN MANAGEMENT, LLC,
its delegate

Dated: December 17, 2008	By:	/s/ Kim Dang
Kim Dang Vice President and Chief Financial Officer